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                                                                   EXHIBIT 10.67

                      FIRST AMENDMENT TO WARRANT AGREEMENT


         This FIRST AMENDMENT TO WARRANT AGREEMENT (the "Amendment"), dated as of November 12, 1998, is entered into by and between Texas Biotechnology Corporation, a Delaware corporation (the "Company") and The Bank of New York, a corporation organized under the banking laws of the State of New York (the "Warrant Agent").

                                   WITNESSETH


         WHEREAS, the Company and the Warrant agent are parties to the Warrant Agreement dated as of December 15, 1993, (the "Warrant Agreement"), pursuant to which the Warrant Agent acts on behalf of the Company in connection with the issuance, transfer, exchange, replacement, redemption and surrender of the certificates for the Company's Redeemable Common Stock Purchase Warrants (the "Warrants");

         WHEREAS, the Company has requested and the Warrant Agent agrees to certain amendments to the Warrant Agreement; and

         WHEREAS, the Warrant Agent is willing to amend the Warrant Agreement, subject to the terms and conditions of this Amendment.

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Defined Terms. Unless otherwise defined herein capitalized terms used herein shall have the meanings, if any, assigned to them in the Warrant Agreement.

         2. Amendment to Warrant Agreement.

         Section 2.2 of the Warrant Agreement is hereby amended and restated in its entirety to read as follows:

                  "2.2 Registration of Common Stock and Exercisability of Warrants. Each Warrant may be exercised at any time on or after December 15, 1993, the effective date of the Offering, as long as the effectiveness of the registration of the Warrant Shares is maintained under the Securities Act of 1933, as amended (the "Securities Act"), but not after 5:00 P.M., New York City time, on the earlier of September 30, 1999, or the business day immediately preceding the Call Date (as defined in Section 4.11). The term "Exercise Deadline" as used in this Agreement shall mean the latest






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         time and date at which the Warrants may be exercised. The Company shall use its best efforts to maintain the registration or qualification in effect of the Warrant Shares and to keep available for delivery upon the exercise of the Warrants a prospectus that meet the requirements of
         Section 10 of the Securities Act, until the earlier of the date by which all Warrants are exercised or the Exercise Deadline; provided, however, that the Company shall have no obligation hereunder to maintain the effectiveness of such registration or qualification ro keep available a prospectus, as aforesaid, in the event that, by amendment to the Securities Act or otherwise, such registration or qualification or the delivery of such prospectus is not required at the said Common Stock is to be issued; and provided further, that in the event, by amendment to the Securities Act or otherwise, some other or different requirement shall be imposed by act of the Congress of the United States which shall related to the issuance of Common Stock upon exercise of the Warrants, the Company shall use its best efforts to comply with such requirements."

         3. Representations and Warranties. The Company hereby represents and warrants to the Warrant Agent as follows:

                  The execution, delivery and performance by the Company of this Amendment has been duly authorized by all necessary corporate and other action and does not, and will not, require any registration, with consent or approval of, notice to or action by, any person or entity (including any governmental authority or entity) in order to be effective and enforceable. The Warrant Agreement, including such provisions that have been amended by this Amendment, constitute the legal, valid and binding obligations of the Company.

         4. Effective Date. This amendment will become effective as of November 12, 1998 (the "Effective Date"); provided that each of the following conditions precedent is satisfied:

         (a) The Company has executed and delivered this Amendment; and

         (b) All representations and warranties contained herein are true and correct as of the Effective Date.

         5.  Miscellaneous.

         (a) Except as expressly amended or waived herein, all terms, covenants and provisions of the Warrant Agreement and the other documents executed in connection thereto are and shall remain in full force and effect.

         (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.




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         (c) This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (d) This Amendment, together with the Warrant Agreement and the other documents executed in connection thereto, embodies the final, entire agreement among the parties hereto and supersedes any and all prior commitments or agreements in connection with the subject matter thereof, representations and understandings, whether written or oral, relating to the subject matter hereof and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties hereto. There are no unwritten oral agreements among the parties hereto.


         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

                                        TEXAS BIOTECHNOLOGY CORPORATION


                                        By: /s/  STEPHEN L. MUELLER
                                           -----------------------------------

                                        Name: Stephen L. Mueller
                                             ---------------------------------

                                        Title: Vice President, Finance
                                              --------------------------------
                                                 and Administration
                                                 Secretary and Treasurer



                                        THE BANK OF NEW YORK



                                        By: /s/  JAMES DIMINO
                                           -----------------------------------

                                        Name: James Dimino
                                             ---------------------------------

                                        Title: Assistant Vice President
                                              --------------------------------


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